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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 14, 1999



                                PLANTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


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

                DELAWARE                               1-12696                           77-0207692
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(State or jurisdiction of incorporation        (Commisson File Number)      (I.R.S. Employer Identification No.
            or organization)
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                               337 ENCINAL STREET
                                  P.O. BOX 1802
                            SANTA CRUZ, CA 95061-1802
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          (Address, including zip code, of principal executive offices)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (831) 426-5858



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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.


     The following is the full text of the press release made by the Registrant on May 14, 1999:

"Santa Cruz, California, (May 14, 1999) -- Plantronics, Inc. (NYSE: PLT) today announced that Robert S. Cecil has, for personal reasons, chosen not to stand for re-election to the Plantronics Board of Directors at the next annual stockholders meeting on July 20, 1999. Mr. Cecil has served as Chairman of the Plantronics Board of Directors since 1993 and was Chief Executive Officer from 1992 until January 1999, when Ken Kannappan was promoted to that position.

Mr. Cecil stated, "It is with regret that I choose not to stand for reelection to the Plantronics Board of Directors. I have enjoyed my seven years with the company and value deeply the outstanding people I have had the pleasure to work with over the past years. I am pleased to leave Plantronics well-positioned to take advantage of the many growth opportunities in the industry, staffed by an exceptionally strong management team."

Ken Kannappan noted the years of service dedicated by Mr. Cecil to Plantronics and stated, "We at Plantronics wish to recognize the many contributions Bob made while acting as our CEO and Chairman. Bob helped Plantronics develop the best headsets in the industry and strengthened our leadership position in the market. Adoption of headsets has accelerated over the last several years as Bob helped spread awareness of the many benefits of headsets into the office, mobile, and computer markets. We will greatly miss Bob and appreciate his leadership that we were fortunate to receive while he was with us."

About Plantronics

Plantronics introduced the first lightweight communications headset in 1962 and is recognized as the world leader in communications headsets. A publicly held company with more than 1,700 employees, Plantronics is the leading provider of headsets to telephone companies and the business community worldwide.

Plantronics headsets are also used widely in many Fortune 500 corporations and have been featured in numerous motion pictures and high-profile events, including Neil Armstrong's historic "One small step for man" transmission from the moon in 1969. Plantronics, Inc., headquartered in Santa Cruz, California, was founded in 1961 and maintains offices in 18 countries. Plantronics products are sold and supported through a worldwide network of authorized Plantronics marketing partners. Information about the Company and its products can be found at www.plantronics.com or by calling (800) 544-4660."


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PLANTONICS, INC.


Dated: May 17, 1999                    By: /s/ Kevin Goodwin
                                           --------------------------------
                                           Kevin Goodwin, General Counsel
                                           and Assistant Secretary

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